BLACKROCK INDEX FUNDS, INC.

BlackRock International Index Fund

(“International Index Fund” or the “Fund”)

Supplement dated March 12, 2014 to the Summary Prospectus of the Fund, dated April 30, 2013

Effective as of March 21, 2014, the Fund’s investment advisor and administrator (together, “BlackRock”) will be reducing certain expenses of Investor A Shares, Institutional Shares and Class K Shares of the Fund, as described further below.

BlackRock will: (i) cap net expenses of the Fund at lower levels; and (ii) reduce its administration fee. Accordingly, the Fund’s summary prospectus is amended as follows:

The section of the Fund’s summary prospectus for Investor A and Institutional Shares entitled “Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of International Index Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]	Investor A Shares	Institutional Shares
Management Fee[1]	0.01%	0.01%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses Administration Fees Miscellaneous Other Expenses	0.22% 0.03% 0.19%	0.20% 0.03% 0.17%
Total Annual Fund Operating Expenses	0.48%	0.21%
Fee Waivers and/or Expense Reimbursements[2]	(0.09)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.39%	0.14%

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of International Index Fund and International Index Fund’s share of the allocated expenses of Master International Index Series, a series of Quantitative Master Series LLC. Management Fees are paid by Master International Index Series.
[2]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 28-32, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements of International Index Fund (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.39% for Investor A Shares and 0.14% for Institutional Shares until May 1, 2015. In addition to the contractual arrangement with respect to the Fund, BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements of Master International Index Series (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Series expenses) to 0.12% of average daily net assets until May 1, 2015. These agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Corporation or of Quantitative Master Series LLC, as applicable, or by a vote of a majority of the outstanding voting securities of the Fund or Master International Index Series, as applicable.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$40	$145	$260	$595
Institutional Shares	$14	$ 61	$111	$261

Portfolio Turnover:

Master International Index Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect International Index Fund’s performance. During the most recent fiscal year, Master International Index Series’ portfolio turnover rate was 21% of the average value of its portfolio.

The section of the Fund’s summary prospectus for Class K Shares entitled “Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K Shares of International Index Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]	Class K Shares
Management Fee[1]	0.01%
Distribution and/or Service (12b-1) Fees	None
Other Expenses Administration Fees Miscellaneous Other Expenses	0.11% 0.03% 0.08%
Total Annual Fund Operating Expenses	0.12%
Fee Waivers and/or Expense Reimbursements[2]	(0.03)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.09%

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of International Index Fund and International Index Fund’s share of the allocated expenses of Master International Index Series, a series of Quantitative Master Series LLC. The management fees are paid by Master International Index Series.
[2]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 22-26, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements of International Index Fund (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.09% for Class K Shares, until May 1, 2015. In addition to the contractual arrangement with respect to the Fund, BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements of Master International Index Series (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Series expenses) to 0.12% of average daily net assets until May 1, 2015. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Corporation or of Quantitative Master Series LLC, as applicable, or by a vote of a majority of the outstanding voting securities of the Fund or Master International Index Series, as applicable.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$9	$36	$65	$151

Portfolio Turnover:

Master International Index Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect International Index Fund’s performance. During the most recent fiscal year, Master International Index Series’ portfolio turnover rate was 21% of the average value of its portfolio.

Shareholders should retain this Supplement for future reference.

SPRO-INDEX2-0314SUP